Exhibit 99.1

THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY APPLICABLE STATE SECURITIES LAW AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL THAT SUCH REGISTRATION STATEMENT IS NOT REQUIRED UNDER THE SECURITIES ACT AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER OR UNDER APPLICABLE STATE SECURITIES LAWS.

THE OBLIGATIONS, LIABILITIES AND INDEBTEDNESS EVIDENCED HEREBY ARE SUBORDINATE IN THE MANNER AND TO THE EXTENT SET FORTH HEREIN TO THE INDEBTEDNESS AND OTHER LIABILITIES OWED BY THE COMPANY (DEFINED BELOW) UNDER AND PURSUANT TO THE REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT, DATED AS OF JUNE 10, 2003 BY AND BETWEEN THE COMPANY, CERTAIN AFFILIATES OF THE COMPANY AND THE SENIOR LENDER (DEFINED BELOW), AND EACH OTHER "LOAN DOCUMENT" (AS DEFINED THEREIN), EACH AS MAY BE AMENDED, RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME, AND ANY OTHER HOLDER OF INSTITUTIONAL DEBT (DEFINED BELOW), AND EACH HOLDER HEREOF, BY ITS ACCEPTANCE HEREOF, ACKNOWLEDGES AND AGREES TO BE BOUND BY SUCH SUBORDINATION PROVISIONS.

                                                                 $--------------

                      ACCESS WORLDWIDE COMMUNICATIONS, INC.

                  5.0% CONVERTIBLE SUBORDINATED PROMISSORY NOTE

         ACCESS WORLDWIDE COMMUNICATIONS, INC., a Delaware corporation (along with its subsidiaries, the "Company"), promises to pay to ________________________________ (the "Holder") the principal sum of
__________________________________ Dollars and ____/100 ($_____________________)
on the Maturity Date (as defined below), together with accrued and unpaid interest thereon.

         Pursuant to this convertible subordinated promissory note (the "Note"), the Holder is funding ____________________ ___________________ Dollars
($_______________) in cash or other immediately available funds to the Company on the date of execution hereof.

         This Note shall mature on the date (the "Maturity Date") that is the earliest of (a) 36 months from the date of issuance (the "Issuance Date") or (b) upon a Change of Control (as defined below), in either case, only after (i) all amounts due under any and all agreements or other instruments evidencing the Company's Institutional Debt (as defined below) have been indefeasibly paid in full in cash or (ii) the holder of the Company's Institutional Debt consents in writing to the repayment of the principal amount hereof and all accrued and unpaid interest thereon. Provided, however, that if the principal amount hereof and all accrued and unpaid interest thereon are not paid at the Maturity Date, such failure to pay shall result in an Event of Default as described in Section 3 hereof and interest hereon shall accrue at Default Rate (as defined below) and the Holder hereof shall be immediately entitled to receive, and the Company shall issue to the Holder as soon thereafter as practicable, that shares of Company common stock, par value $0.01 (the "Common Stock") equal to fifty percent (50%) of the remaining outstanding principal balance of this Note as of the Maturity Date, and all accrued and unpaid interest hereon, divided by $1.00 (the "Default Shares").

         For purposes of this Note, a "Change of Control" shall be deemed to occur on the effective date of any merger, consolidation, or reorganization which results in the holders of the outstanding voting securities of the Company (determined immediately prior to such merger or consolidation) owning less than an majority of the outstanding voting securities of the surviving corporation (determined immediately following such merger or consolidation), or any sale or transfer by the Company of all or substantially all of its assets. Notwithstanding the foregoing, a Change of Control shall not be deemed to occur if the Company either merges or consolidates with or into another company or sells or disposes of all or substantially all of its assets to another company, if such merger, consolidation, sale or disposition is in connection with a corporate restructuring wherein the stockholders of the Company immediately before such merger, consolidation, sale, or disposition own, directly or indirectly, immediately following such merger, consolidation, sale, or disposition at least a majority of the combined voting power of all outstanding classes of securities of the company resulting from such merger or consolidation, or to which the Company sells or disposes of its assets, in substantially the same proportion as their ownership in the Company immediately before such merger, consolidation, sale, or disposition.

         For purposes of this Note, "Institutional Debt" means the principal of and premium, if any, and interest on (including interest which accrues after a bankruptcy, notwithstanding any law to the contrary), and any other indebtedness, obligations, liabilities, charges, fees, costs, and expenses payable pursuant to the terms of agreements or instruments creating or evidencing indebtedness of the Company outstanding as of the date of initial issuance of this Note or indebtedness thereafter created, assumed, incurred, or guaranteed by the Company and its affiliates, and all renewals, extensions, and refinances thereof, which is payable to banks, commercial finance companies, insurance companies or other institutional lenders including, without limitation, CapitalSource Finance LLC and its affiliates, its successors, assigns or other transferees (the "Senior Lender").

         Interest on the principal amount of this Note shall accrue at the rate of five percent (5.0%) per annum from the original date of issuance of this Note. Interest accrued on the outstanding principal balance of this Note shall be payable in cash or other immediately available funds to the Holder quarterly in arrears; provided that any such payment shall be made only from Excess Cash Flow of the Company (as such term is defined in the credit agreement with the Senior Lender) and the Company is in compliance with all representations, covenants, and agreements under any and all credit agreements or other instruments evidencing the Company's Institutional Debt and no event of default has occurred and is continuing thereunder, and provided that such payment would not cause the Company to violate any such representations, covenants, and agreements and would not give rise to an event of default under any and all credit agreements or other instruments evidencing the Company's Institutional Debt. Copies of all credit agreements and other instruments evidencing the Company's Institutional Debt are available for the Holder's review at the Company's executive offices. The first interest payment shall be made on the last day of the Company's next fiscal quarter following the execution of this Note and each subsequent interest payment shall be due on the last day of each quarterly period thereafter. In the event that any interest payment is not made within 30 days of the date such interest payment comes due ("Interest Default Date") then the interest rate of this Note shall increase to eight percent (8%) and the Company shall be required to pay to the Holder an amount equal to the difference between the amount of the interest that would have been paid to the Holder had the interest rate hereon been eight percent (8%) at the original date of issuance of this Note and the amount of interest actually paid to the Holder through the Interest Default Date. Any unpaid interest accrued on the outstanding principal balance of this Note shall be payable in cash or other immediately available funds to the Holder upon the earlier of (i) the Maturity Date, (ii) upon acceleration of all amounts due and owing hereunder in accordance with the terms hereinafter set forth or
(iii) the date on which Holder elects to convert the principal amount of this
Note into shares of the Company's Commons Stock in accordance with the terms described hereinafter (the "Conversions Shares").

         The principal amount and all accrued and unpaid interest thereon may be paid before the Maturity Date, in full or in part, subject to obtaining the prior written consent of any holders of the Company's Institutional Debt, at any time by providing the Holder 30 days written notice of its intent to prepay all or any part of the Note.

         This Note is being issued pursuant to an exemption from registration under the Securities Act and the rules and regulations promulgated thereunder.

         The Holder represents to the Company that it is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire this Note and the shares issuable upon conversion of this Note. The holder of this Note further represents that it is acquiring this Note and the right to acquire the shares issuable upon conversion of this Note for investment purposes only, for its own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act.

     1.   Conversion.

         (a) The Holder may convert all or any part of the principal amount of this Note, and any accrued and unpaid interest thereon, into shares of Common Stock, at any time after the Effective Date (as defined below) and until all principal and accrued interest thereon is paid in full (the "Conversion Period"), at a conversion price equal to $0.50 per share, as adjusted as provided herein (the "Conversion Price"), such that the Holder shall be entitled to receive upon conversion of all or any part of this Note that number of Conversion Shares equal to the principal amount of this Note (and any accrued and unpaid interest thereon) requested to be converted divided by the Conversion Price then in effect.

         (b) The Company shall at all times cause to be reserved for issuance such number of authorized and unissued shares of Common Stock as shall be sufficient for conversion of this Note. Furthermore, the Company covenants that upon issuance of the Conversion Shares in accordance with the terms hereof such shares shall be duly authorized, validly issued and outstanding, fully paid and non-assessable shares of Common Stock.

         (c) The Company shall deliver a certificate or certificates for the Conversion Shares as soon as practicable after surrender of this Note for conversion, but the person or persons to whom such certificates are issuable shall be considered the holder of record of such shares from the time this Note is surrendered. Except as described herein, this Note is not otherwise convertible into any other shares of the Company's capital stock.

         (d) The certificates representing the Conversion Shares shall bear a legend substantially similar to the following:

         "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), and may not be offered or sold except (1) pursuant to an effective registration statement under the Act or (2) upon the delivery by the holder to the Company of an opinion of counsel that an exemption from registration under such Act is available."

     2.  Anti-dilution.

         (a) Stock Splits and Combinations. If the Company shall combine all of its outstanding shares of Common Stock into a smaller number of shares, the number of Conversion Shares issuable hereunder shall be proportionately decreased and the Conversion Price in effect immediately prior to such combination shall be proportionately increased, as of the effective date of such combination, as follows: (i) the number of Conversion Shares purchasable immediately prior to the effective date of such combination shall be adjusted so that the Holder of this Note, if converted on or after that date, shall be entitled to receive the number and kind of Conversion Shares which the Holder of this Note would have owned and been entitled to receive as a result of the combination had the Note been converted immediately prior to that date and (ii) the Conversion Price in effect immediately prior to such adjustment shall be adjusted by multiplying such Conversion Price by a fraction, the numerator of which is the aggregate number of Conversion Shares purchasable upon conversion of this Note immediately prior to such adjustment, and the denominator of which is the aggregate number of Conversion Shares purchasable upon conversion of this
Note immediately thereafter.

If the Company shall subdivide all of its outstanding shares of Common Stock, the number of Conversion Shares shall be proportionally increased and the Conversion Price in effect immediately prior to such subdivision shall be proportionately decreased, as of the effective date of such subdivision, as follows: (i) the number of Conversion Shares purchasable upon the conversion of this Note immediately prior to the effective date of such subdivision, shall be adjusted so that the Holder of this Note, if converted on or after that date, shall be entitled to receive the number and kind of Conversion Shares which the Holder of this Note would have owned and been entitled to receive as a result of the subdivision had the Note been converted immediately prior to that date and
(ii) the Conversion Price in effect immediately prior to such adjustment shall be adjusted by multiplying the Conversion Price by a fraction, the numerator of which is the aggregate number of Conversion Shares purchasable upon conversion of this Note immediately prior to such adjustment, and the denominator of which is the aggregate number of Conversion Shares purchasable upon conversion of this
Note immediately thereafter.

         (b) Stock Dividends and Distributions. If the Company shall fix a record date for the holders of its Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock, then the number of Conversion Shares shall be proportionately increased and the Conversion Price in effect immediately prior to the time of such issuance or the close of business on such record date shall be proportionately decreased, as of the time of such issuance, or in the event such record date is fixed, as of the close of business on such record date, as follows: (i) the number of Conversion Shares purchasable immediately prior to the time of such issuance or the close of business on such record date shall be adjusted so that the Holder of this Note, if converted after that date, shall be entitled to receive the number and kind of Conversion Shares and additional shares of Common Stock of the Company which the Holder of this Note would have owned and been entitled to receive as a result of the dividend or other distribution had the Note been converted immediately prior to that date, and (ii) the Conversion Price in effect immediately prior to such adjustment shall be adjusted by multiplying such Conversion Price by a fraction, the numerator of which is the aggregate number of shares of Common Stock purchasable upon conversion of this Note immediately prior to such adjustment, and the denominator of which is the aggregate number of shares of Common Stock purchasable upon conversion of this Note immediately thereafter.

         (c) Other Dividends and Distributions. If the Company shall fix a record date for the holders of Common Stock entitled to receive a dividend or other distribution payable in securities of the Company other than shares of Common Stock, then lawful and adequate provision shall be made so that the Holder of this Note shall be entitled to receive upon conversion of this Note, for the Conversion Price in effect immediately prior thereto, in addition to the number of Conversion Shares immediately theretofore issuable upon conversion of this Note, the kind and number of securities of the Company which the Holder would have owned and been entitled to receive had the Note been converted immediately prior to the date of such dividend or other distribution.

         (d) Reclassification, Exchange and Substitution. If the Common Stock is changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification or otherwise (other than by a subdivision or combination of shares or stock dividend or a reorganization, merger, consolidation or sale of assets, provided for elsewhere in this Section 2, then the Holder of this Note shall be entitled to receive upon conversion of this Note, in lieu of the Conversion Shares immediately theretofore issuable upon conversion of this Note, for the aggregate Conversion Price in effect prior thereto, the kind and amount of stock and other securities and property receivable upon such recapitalization, reclassification or other change, which the Holder of this Note would have owned and been entitled to receive had this Note been converted immediately prior to such recapitalization, reclassification or other change (in any event, subject to further anti-dilution protection as provided in this Section 2.

         (e) Reorganizations, Mergers, Consolidations or Sales of Assets. If any of the following transactions (each, a "Special Transaction") shall become effective: (i) a capital reorganization, share exchange, or exchange offer (other than a recapitalization, subdivision, combination, reclassification or exchange of shares provided for elsewhere in this Section 2, (ii) a consolidation or merger of the Company with and into another entity, or (iii) a sale or conveyance of all or substantially all of the Company's assets, then as a condition of any Special Transaction, lawful and adequate provision shall be made so that the Holder of this Note shall thereafter have the right to purchase and receive upon conversion of this Note, in lieu of the Conversion Shares immediately theretofore issuable upon conversion of this Note, for the Conversion Price in effect immediately prior to such conversion, such shares of stock, other securities, cash or other assets as may be issued or payable in and pursuant to the terms of such Special Transaction to the holders of shares of Common Stock for which this Note could have been converted immediately prior to such Special Transaction.

         (f) Liquidation. If the Company shall, at any time prior to the end of the Conversion Period, dissolve, liquidate or wind up its affairs, the Holder shall have the right, but not the obligation, to convert this Note. Upon such conversion, the Holder shall have the right to receive, in lieu of the Conversion Shares that the Holder otherwise would have been entitled to receive upon such conversion, the same kind and amount of assets as would have been issued, distributed or paid to the Holder upon any such dissolution, liquidation or winding up with respect to such Conversion Shares had the Holder been the holder of record of such Conversion Shares on the date for determining those entitled to receive any such distribution.

         (g) Notice. Whenever this Note or the number of Conversion Shares is to be adjusted as provided herein, the Company shall forthwith as soon as practicable cause to be sent to the Holder a notice stating in reasonable detail the relevant facts and any resulting adjustments and the calculation thereof.

         (h) Fractional Interests. The Company shall not be required to issue fractions of shares of Common Stock upon the conversion of this Note. If any fraction of a share of Common Stock would be issuable upon the conversion of this Note, the Company shall, upon such issuance, purchase such fraction for an amount in cash equal to the current value of such fraction, computed on the basis of the last reported closing price of the Common Stock on the securities exchange or quotation system on which the shares of Common Stock are then listed or traded, as the case may be, if any, on the last business day prior to the date of conversion upon which such a sale shall have been effected, or, if the Common Stock is not so listed or traded on an exchange or quotation system, as the Board of Directors of the Company may in good faith determine.

         (i) Effect of Alternate Securities. If at any time, as a result of an adjustment made pursuant to this Section 2, the Holder of this Note shall thereafter become entitled to receive any securities of the Company other than shares of Common Stock, then the number of such other securities receivable upon conversion of this Note shall be subject to adjustment from time to time on terms as nearly equivalent as practicable to the provisions with respect to shares of Common Stock contained in this Section 2.

         (j) Successive Application. The provisions of this Section 2 shall apply from time to time to successive events covered by this Section 2. Upon the occurrence of any event contemplated by this Section 2, all references to Common Stock and to the Company and to other defined terms herein shall be equitably adjusted to protect the interests of the Holder.

     3. Events of Default. Subject to the terms of any agreements or instruments evidencing the Company's Institutional Debt, and subject to the rights of the holders of such Institutional Debt, the occurrence of any one or more of the following shall constitute an "Event of Default" hereunder:

         (a) nonpayment by the Company of any portion of the principal or interest when due in accordance with the terms hereof;

         (b)      the Company (i) suspending or discontinuing its business,
(ii) making an assignment for the benefit of creditors, or (iii) filing a voluntary petition in bankruptcy or having a petition in bankruptcy filed against it.

     If an Event of Default occurs, then, subject to the terms of any agreements or instruments evidencing the Company's Institutional Debt, and subject to the rights of the holders of such Institutional Debt, (i) the Holder may declare the principal amount of this Note and all accrued and unpaid interest thereon to be immediately due and payable, (ii) the rate of interest on the outstanding principal amount shall increase to the lesser of sixteen percent (16%) per annum or the maximum rate of interest allowable by law as of the date of the occurrence of the Event of Default (the "Default Rate"), (iii) the Company shall be required to pay to the Holder an amount equal to the difference between the amount of interest that would have been paid to the Holder had the interest rate hereon been the Default Rate at the original date of issuance of this Note and the amount of the interest actually paid to the Holder thru the Maturity Date, and (iv) the Holder shall be immediately entitled to receive, and the Company shall as soon thereafter as practicable issue, the Default Shares. In no event shall Holder seek remedies from Company as a result of an Event of Default outside that which is set forth in this Section 3.

     4. Registration Rights. Within thirty (30) days of the date that is one year after the Issuance Date, or as soon as practicable thereafter, the Company shall cause to be prepared and filed with the Securities and Exchange Commission (the "Commission"), and cause to become effective no later than sixty (60) days after the date of filing, or as soon as practicable thereafter (the "Effective Date"), a registration statement on Form S-1 (or such other available registration statement form that is eligible for use) (as may be amended from time to time, the "Registration Statement") and such other documents, as may be necessary, in the opinion of counsel for the Company, so as to permit a public offering and sale by the Holder of the Conversion Shares under the Securities Act. Notwithstanding the foregoing to the contrary, the Company shall not be required to fill the Registration Statement within thirty (30) days of the date the Company is required to file its annual report on Form 10-K with the Securities and Exchange Commission. All expenses incurred in connection with the registration of the Conversion Shares, including without limitation, all blue sky registration and filing fees, legal fees, accounting fees, printing expenses, other expenses and fees of experts used in connection with such registration and any fees and expenses incidental to any post-effective amendment to the Registration Statement, shall be borne and paid by the Company. The Company shall take all reasonable efforts to keep such registration effective for a period of not less than two (2) years after the Effective Date, and shall take all reasonable efforts to cause the Conversion Shares at all times during such period to be freely tradable under the Registration Statement, except as may be required under the Federal Securities laws, and shall take such other actions as may be necessary or advisable to enable the Holder to consummate the public sale of the Conversion Shares by the Holder under the Registration Statement.

     5. Use of Proceeds. The Company shall use the proceeds obtained from the sale of this Note for, among other things, its working capital needs.

     6.  Subordination.

         (a) Subordination of Payment. The Holder hereby: (i) subordinates all obligations, liabilities, indebtedness, claims and demands arising hereunder to all of the Institutional Debt; and (ii) agrees that payment of principal, interest and any other amounts owing hereunder is hereby expressly subordinated to payment in full of the Institutional Debt (including without limitation all interest accruing on any Senior Debt or any financing provided by Senior Lender after the commencement of any proceeding described in Section 6(d) hereof); provided, however, that the Company may make payments to the Holder of regularly scheduled (but not accelerated) interest accruing hereunder to the extent expressly permitted by the fourth paragraph of this Note, and may optionally prepay this Note pursuant to sixth paragraph of this Note, in accordance with the terms of this Note.

         (b) Unsecured Note. The Holder and the Company agree that this Note and the obligations, indebtedness and liabilities evidenced hereby, are, and at all times shall be, unsecured.

         (c) Limit on Enforcement Actions by the Holder. The Holder hereby agrees not to accelerate, demand, sue for, commence any collection or enforcement action or proceeding with respect to, take, receive, accept or retain any payment or distribution of any character, whether in cash, securities or other property, and whether by set off or otherwise, in respect of the principal of, premium on, or interest on, or any other payment in connection with the obligations, liabilities and indebtedness evidenced hereby, except to the extent payment is made in Conversion Shares or Default Shares; or incur any debt or liability to, or receive any loan, return of capital, advance, gift, dividend or any other transfer of any property whether real or personal, or tangible or intangible, from the Company with respect to the obligations, liabilities and indebtedness evidenced hereby (each, an "Enforcement Action") until the Institutional Debt shall have been paid in full with interest (including without limitation interest during any bankruptcy or similar proceeding involving the Company, from the date of the filing thereof to the date of distribution, notwithstanding any statute, including without limitation the Federal Bankruptcy Code, any rule of law or bankruptcy procedures to the contrary).

         (d) Bankruptcy, Insolvency, Etc. Upon any bankruptcy, insolvency, dissolution, receivership, or other proceeding involving the Company or its property, the Holder agrees that all Institutional Debt shall first be indefeasibly paid in full in cash before any payment or distribution of any kind is made to the Holder of this Note and any payment or distribution that may be made with respect to this Note, whether in cash, securities, or otherwise, shall be held in trust for the benefit of the holder of the Institutional Debt and immediately upon receipt delivered to the holder of the Institutional Debt until all Institutional Debt has been paid in full and the Holder shall irrevocably authorize, empower and direct all receivers, trustees, liquidators, conservators and others having authority to effect all such payments and deliveries. The Holder shall take no actions which would (i) impair any rights or interests of the Senior Lender under any Loan Document or of any other holder of Institutional Debt under any other agreement or instrument or under this Section 6, (ii) contest the validity or enforceability of the Institutional Debt, any Loan Document, any other agreement or instrument evidencing or relating to the Institutional Debt, Section 6 of this Note or any of the respective terms thereof, or (iii) impair the ability of the Senior Lender or any other holder of Institutional Debt to enforce and collect the Institutional Debt or to preserve, protect and realize upon any collateral security.

         (e) Unauthorized Distributions Held in Trust. The Holder hereby agrees that, in the event any payment or distribution of any character, whether in cash, securities or other property, is received by the Holder in contravention of the terms of subordination set forth in this Section 6, such payment or distribution shall be held by the Holder, as trustee of an express trust, in trust for the benefit of, and shall be paid over or delivered and transferred to the Senior Lender, for application to all amounts due under the Institutional Debt remaining unpaid until such amounts shall have been paid in full. The Holder hereby assigns to the Senior Lender all rights of the Holder to any such payments or distributions, which the Senior Lender may exercise in the name of the Payee, and agree to execute such instruments as may be required by the Senior Lender to enable the Senior Lender to enforce such claims.

         (f) Notation of Subordination. The Holder agrees to note on the face of any promissory note or other instrument issued by the Company evidencing the indebtedness under this Note that such promissory note or other instrument is subject to the terms and conditions set forth herein.

         (g) Rights of Senior Lender or other Holder of Institutional Debt Regarding Company. This Section 6 is a continuing agreement of subordination and the Senior Lender or any other holder of Institutional Debt may continue to make loans to or otherwise accept the obligations of the Company in reliance hereon, without notice to the Holder, and may make renewals, extensions or other modifications of any kind relating to the terms and conditions of any of the Institutional Debt or any collateral security or guaranty therefor, and may release or exchange or otherwise deal with any collateral security or guaranty or may release any balance of funds on deposit or otherwise held by the Senior Lender without notice to or consent of the Holder and without impairing or affecting the rights hereunder of Senior Lender or any other holder of the Institutional Debt.

         (h) Intended Third-Party Beneficiaries. The Senior Lender and any other holder of the Institutional Debt is the intended third party beneficiary of Section 6 of this Note and each other provision of this Note which refers to or relates to the Institutional Debt.

     7.  Miscellaneous.

         (a) Usury. Nothing herein contained, nor any transaction related hereto, shall be construed or so operate as to require the Company to pay interest at a greater rate than is now lawful, or to make any payment, or to do any act contrary to law.

         (b) Ownership. The Holder shall be deemed to be the owner of this Note for all purposes, and the full payment of interest and principal under this Note to the Holder shall constitute the full and complete discharge of the Company for such purposes.

         (c) Assignment. This Note and the rights, obligations and duties of the Company or the Holder hereunder shall not be assignable or otherwise transferable by either party; provided, however, that in the event that Company is acquired by another entity and becomes a wholly-owned subsidiary of that entity, then all references herein to Company shall also be applicable to its shareholder and such shareholder shall be bound by the terms hereof as if it were the Company.

         (d) Modification. No term or provision contained herein may be modified, amended or waived except by written agreement or consent signed by the party to be bound thereby. Notwithstanding the foregoing, without the prior written consent of Senior Lender : (i) this Note shall not be materially modified, amended or otherwise changed; and (ii) Section 6 of this Note and each other provision of this Note which specifically refers to or relates to the Institutional Debt shall not be modified, amended, otherwise changed or waived.

         (e) Binding Effect and Benefit. This Note shall inure to the benefit of, and shall be binding upon, the parties hereto, their heirs, executors, administrators, personal representatives, successors in interest and permitted assigns.

         (f) Further Assurances. Company and Holder agree that from time to time hereafter, upon request, each party will, at such party's sole expense, execute and deliver such other instruments and documents and take such further action as may be reasonably necessary to carry out the intent of this Note.

         (g) Governing Law; Waiver of Jury Trial. This Note shall be interpreted, and the rights and liabilities of the parties hereto determined, in accordance with the internal laws (as opposed to conflicts of law provisions) of the State of Delaware. As part of the consideration for new value this day received, the Holder hereby consents to the jurisdiction of any state or federal court located within Wilmington, Delaware. Each of the Company and the Holder hereby irrevocably and unconditionally waives trial by jury in any suit or proceeding arising out of or related to this Note.

         (h) Incorporation by Reference. All exhibits and documents referred to in this Note shall be deemed incorporated herein by any reference thereto as if fully set out herein.

         (i) Headings and Captions. Subject headings and captions are included for convenience purposes only and shall not affect the interpretation of this agreement.

         (j) Notice. All notices, requests, demands and other communications permitted or required hereunder shall be in writing, and either
(i) delivered in person, (ii) sent by express mail or other overnight delivery service providing receipt of delivery, (iii) mailed by certified or registered mail, postage prepaid, return receipt requested or (iv) sent by telex, telegraph or other facsimile transmission as follows:

         If to Company addressed or     Access Worldwide Communications, Inc.
         delivered in person to:        4950 Communications Avenue, Suite 300
                                        Boca Raton, Florida  33431
                                        Attention: Mark Wright
                                        Phone: 561-226-5000
                                        Fax:  561-226-5021

         If to the Holder,         ________________________________________
         addressed or delivered    ________________________________________
         in person to:             ________________________________________
                                   ________________________________________

or to such other address as either party may designate by notice in accordance with this Section.

         Any such notice or communication, if given or made by prepaid, registered or certified mail or by recorded express delivery, shall be deemed to have been made when actually received.

         (k) Severability. If any portion of this Note is held invalid, illegal or unenforceable, such determination shall not impair the enforceability of the remaining terms and provisions herein, which may remain effective, and to this end this Note is declared to be severable.

         (l) Waiver. No waiver of a default, breach or other violation of any provision of this Note shall operate or be construed as a waiver of any subsequent default, breach or other violation or limit or restrict any right or remedy otherwise available. No delay or omission on the part of the Holder to exercise any right or power arising by reason of a default shall impair any such right or power or prevent its exercise at any time during the continuance thereof.

         (m) Gender and Pronouns. Throughout this agreement, the masculine shall include the feminine and neuter and the singular shall include the plural and vice versa as the context requires.

         (n) Entire Agreement. This Note constitutes the entire agreement of the parties and supersedes any and all other prior agreements, oral or written, with respect to the subject matter contained herein.

                         [SIGNATURES ON FOLLOWING PAGE]

                 [SIGNATURE PAGE TO CONVERTIBLE PROMISSORY NOTE]



         IN WITNESS WHEREOF, the Company has signed and sealed this Note on this _______ day of ________________________, 2006.

                                        ACCESS WORLDWIDE COMMUNICATIONS, INC.


                                        By:
                                              ----------------------------------
                                        Name:
                                        Title:

                            ACKNOWLEDGMENT OF RIGHTS

         Reference is hereby made to that certain 5.0% Convertible Subordinated Promissory Note dated ________________ in the original principal amount of $ _________________ (the "Convertible Note") issued by ACCESS WORLDWIDE COMMUNICATIONS, INC. to the undersigned holder (the "Holder"). Capitalized terms used and not defined herein shall have the meanings assigned to them in the Convertible Note.

         Each of the Holder and the Company, by signature below, hereby acknowledge and agree that:

                  (1) each of the Holder and the Company is bound by, and the Senior Lender has the right to enforce against each of them, Section 6 of the Convertible Note; and

                  (2) the agreement of the Holder and the Company set forth herein is a material inducement to the Senior Lender to permit the issuance of the Convertible Note by the Company to the Payee.

         In witness whereof, the undersigned have executed this Acknowledgment of Rights this ___ day of _________, 2006, which executions may be in any number of counterparts.

                                        [HOLDER]

                                        By:
                                              ----------------------------------
                                        Name:
                                        Title:

                                        ACCESS WORLDWIDE COMMUNICATIONS, INC.


                                        By:
                                              ----------------------------------
                                        Name:
                                        Title:
Acknowledged and agreed:

CAPITALSOURCE FINANCE LLC

By:
      ----------------------------------
Name:
Title: